UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 9, 2019

PASSUR AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-7642	11-2208938
(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, Suite 1900
Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

203-622-4086
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 annual meeting of shareholders (the “Annual Meeting”) of PASSUR Aerospace, Inc. (the “Company”) held on April 9, 2019, the shareholders were asked to approve the PASSUR Aerospace, Inc., 2019 Stock Incentive Plan (the “Plan”), which was adopted, subject to shareholder approval, by the Company’s Board of Directors (the “Board”) on February 26, 2019, and ratified by the Compensation Committee on February 28, 2019. As described in Item 5.07 below, the Company’s shareholders approved the Plan on April 9, 2019.

The material features of the Plan are described in the section entitled “Approval of the Company’s 2019 Stock Incentive Plan” appearing on pages 16-18 of the Company’s Definitive Proxy Statement on Schedule 14A filed on February 28, 2019 in connection with the Annual Meeting, which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Plan filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

In connection with the approval of the Plan, the Board approved a form award agreement for use in granting awards under the Plan. The form is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the Company held on April 9, 2019, the shareholders elected each of the Company’s nominees for director to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Shareholders also approved a non-binding vote for the approval of the compensation of the Company’s named executive officers, the Company’s 2019 Stock Incentive Plan, and ratified the Audit Committee’s appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year. Set forth below are the final voting totals as provided by an independent inspector of elections for the Annual Meeting:

1)	Election of Directors
Name	For	Withheld	Broker Non-Vote
G.S. Beckwith Gilbert	5,415,506	345,120	1,137,074
James T. Barry	5,463,176	297,450	1,137,074
Paul L. Graziani	5,462,676	297,950	1,137,074
Kurt J. Ekert	5,467,676	292,950	1,137,074
Richard L. Haver	5,462,276	298,350	1,137,074
Robert M. Stafford	5,462,676	297,950	1,137,074
Ronald V. Rose	5,467,676	292,950	1,137,074
Michael Schumaecker	5,462,676	292,950	1,137,074
John F. Thomas	5,467,676	292,950	1,137,074
Brian Cook	5,467,676	292,950	1,137,074

At the Annual Meeting, each of the foregoing nominees was elected as a director to hold office until the Company’s 2020 annual meeting of shareholders or until his respective successor is duly elected and qualified.

2)	To recommend, in a non-binding vote, for approval of the compensation of the Company’s named executive officers.
For	Against	Abstain	Broker Non-Vote
5,458,626	294,850	7,150	0

3)	To approve the Company’s 2019 Stock Incentive Plan.
For	Against	Abstain	Broker Non-Vote
5,459,126	298,850	2,650	0

4)	To ratify the Audit Committee’s appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year.
For	Against	Abstain	Broker Non-Vote
6,887,649	100	9,951	0

Item 9.01.  Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	PASSUR Aerospace, Inc., 2019 Stock Incentive Plan

[10.2	Form of [Award] Agreement for PASSUR Aerospace, Inc., 2019 Stock Incentive Plan]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSUR AEROSPACE, INC.

By:  /s/ Louis J. Petrucelly
Name:  Louis J. Petrucelly
Title:   SVP and Chief Financial Officer

Date:  April 15, 2019